--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------


                                                                    May 31, 2001

Dear Shareholder:

      The semi-annual period was marked by the Federal Reserve's aggressive response to the dramatic U.S. led global economic slowdown. Economic weakness intensified as Gross Domestic Product ("GDP") growth slowed to a pace of 2% from 3% over the six-month period. The U.S. slowdown was primarily driven by a near collapse in corporate spending and expansion as profits declined, as well as a significant reduction of inventories. In the first quarter of 2001, the U.S. Treasury yield curve steepening of 100 basis points between 2-year and 30-year Treasuries dominated performance in the fixed income market as the Fed eased the discount rate 150 basis points over the quarter and then an additional 50 basis points in April 2001 to 4.50%.

      Despite the aggressive Fed easing of interest rates due to concerns that economic activity may continue to be "unacceptably weak," all high quality spread sectors outperformed Treasuries over the period.

      Since March 2000, there has been an equity market decline of approximately 20%. With no immediate stimulus, this decline will place significant reliance on monetary policy. Looking forward, we believe the revival of profit growth and continued robust spending rates by consumers in the face of a negative savings rate may require a Fed funds rate of 3.5% to 4.0%. A Fed that can move aggressively as inflationary expectations move down should continue to foster increased risk tolerances in the market. While the direct beneficiaries of declining inflation and Treasury surpluses should be short and intermediate Treasuries, the longer-term beneficiary should be the long-end of the Treasury market, particularly 15-year to 20-year Treasuries. We believe investors will more readily embrace high quality spread assets as substitutes for intermediate Treasuries in the future. We also believe that the GDP growth rate will remain far below the 5.0% of 2000, as consumers spend less and save more.

      This semi-annual report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals. Sincerely,




/s/ Laurence D. Fink                                   /s/ Ralph L. Schlosstein
----------------------                                 ------------------------
Laurence D. Fink                                       Ralph L. Schlosstein
Chairman                                               President

                                                                    May 31, 2001

Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock Income Trust Inc. ("the Trust") for the six months ended April 30, 2001. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKT". The Trust's investment objective is to provide high current income consistent with the preservation of capital. The Trust seeks this objective by investing primarily in mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and, to a lesser extent, U.S. Government securities, asset-backed securities and privately issued mortgage-backed securities. At least 85% of the Trust's assets must be issued or guaranteed by the U.S. Government or its agencies or rated "AAA" by Standard & Poor's or "Aaa" by Moody's (up to 5% can be unrated and deemed by the Advisor to be of equivalent credit quality); the remaining 15% of the Trust's assets must be rated at least "AA" by Standard & Poor's or "Aa" by Moody's at time of purchase.

     The table below summarizes the changes in the Trust's stock price and NAV over the period:

                                  ----------------------------------------------------------------------
                                       4/30/01       10/31/00       CHANGE       HIGH           LOW
--------------------------------------------------------------------------------------------------------
  STOCK PRICE                          $7.00          $6.375         9.80%       $7.29         $6.3125
--------------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)                $7.34          $7.23          1.52%       $7.49         $7.13
--------------------------------------------------------------------------------------------------------
  10-YEAR TREASURY NOTE                 5.34%          5.75%        (7.13)%       5.86%         4.75%
--------------------------------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

     Investor hopes for a soft landing quickly turned to fears of a recession as the U.S. economy rapidly deteriorated over the first part of the period. This economic weakness intensified in the beginning of 2001 as GDP growth slowed over the six-month period to 2% from 3%. Increasing pressure on corporate profits restrained investment spending, subsequently reducing the demand for capital goods and output. Despite eroding consumer confidence, slower economic growth, mounting layoffs, and the reduction of over $5 trillion of wealth from the decline of the equity markets from their early year 2000 highs, the consumer remains relatively resilient. According to the minutes of the April 18, 2001 Federal Open Market Committee meeting, "Capital investment has continued to soften and the persistent erosion in current and expected profitability, in combination with rising uncertainty about the business outlook, seems poised to dampen capital spending going forward. This potential restraint, together with the possible effects of earlier reductions in equity wealth on consumption and the risk of slower growth abroad, threatens to keep the pace of economic activity unacceptably weak." Over the period, the Federal Reserve aggressively lowered the discount rate by a total of 2.00% to bring the current discount rate to 4.50%. Additionally, at the May meeting, the Fed cut rates by 50 basis points for the fifth time this year.

     U.S. Treasury yields began to regain their characteristic slopes in the beginning of the period after nearly a year of inversion caused by $30 billion of Treasury buybacks and multiple Federal Reserve tightenings. The 2-year Treasury note rallied in response to a slumping economy and a volatile equity market. The markets have been further supported by Fed actions, which cut rates by 50 basis points on four occasions over the period. The yield curve at the end of the period reflected expectations of another 100 basis points of easing by September. As of April 30, 2001, the 10-year Treasury was yielding 5.34% versus 5.75% on October 31, 2000.

     For the period, the LEHMAN MORTGAGE INDEX returned 3.29% versus 6.22% for the LEHMAN AGGREGATE INDEX. As yields trended down towards the end of 2000, fundamentals for mortgage pass-throughs generally deteriorated. The 200 basis points of Federal Reserve interest rate cuts during the period had important implications for mortgage valuations. In the beginning of 2001, the yield curve was steeper than it has been in over five years. The semi-annual period was marked by increased prepayment risk and a shift in monetary policy contributing to increasing levels of volatility in the market. Mortgage pass-throughs failed to match the rally in 2-year to 5-year Treasuries, but did manage to outperform 10-year to 30-year government issues.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The Trust is managed to maintain an interest rate sensitivity (or duration) resembling that of the Salomon Brothers Mortgage Index; this means that the portfolio's NAV will change similarly to the price of the Index given a change in interest rates.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income.

     Midway through the fourth quarter, the Trust increased its allocation to U.S. Government securities. The increase in U.S. Government securities improved liquidity to protect the Trust from the volatile market environment. The Trust's performance lagged due to its large allocation to mortgage-backed securities, but the manager believes this sector will benefit as investors begin to seek yield and the market moves towards less volatility.

     The following chart compares the Trust's current and October 31, 2000 asset composition:

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
 COMPOSITION                                  APRIL 30, 2001    OCTOBER 31, 2000
--------------------------------------------------------------------------------
 Adjustable & Inverse Floating Rate Mortgages       28%                26%
--------------------------------------------------------------------------------
 Interest Only Mortgage-Backed Securities           20%                21%
--------------------------------------------------------------------------------
 U.S. Government Securities                         15%                 7%
--------------------------------------------------------------------------------
 Principal Only Mortgage-Backed Securities          10%                12%
--------------------------------------------------------------------------------
 Agency Multiple Class Mortgage Pass-Throughs        9%                11%
--------------------------------------------------------------------------------
 FHA Project Loans                                   7%                 9%
--------------------------------------------------------------------------------
 Mortgage Pass-Throughs                              6%                 8%
--------------------------------------------------------------------------------
 Commercial Mortgage-Backed Securities               3%                 4%
--------------------------------------------------------------------------------
 Non-Agency Multiple Class Mortgage Pass-Throughs    2%                 2%
--------------------------------------------------------------------------------

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objective. We thank you for your investment and continued interest in The BlackRock Income Trust, Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.

Sincerely,



/s/ Robert S. Kapito     /s/ Keith T. Anderson          /s/ Michael P. Lustig
--------------------     ---------------------          --------------------
Robert S. Kapito         Keith T. Anderson              Michael P. Lustig
Vice Chairman and        Managing Director and          Managing Director and
  Portfolio Manager      Chief Investment Officer--       Portfolio Manager
                           Fixed Income



--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                                BKT
--------------------------------------------------------------------------------
  Initial Offering Date:                                       July 22, 1988
--------------------------------------------------------------------------------
  Closing Stock Price as of 4/30/01:                               $7.00
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/01:                                   $7.34
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 4/30/01 ($7.00)(1):            8.04%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                       $0.046875
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                    $0.562500
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2) Distribution is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
--------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                    VALUE
RATING*  (000)             DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------

                 LONG-TERM INVESTMENTS--140.3%
                 MORTGAGE PASS-THROUGHS--8.9%
                 Federal Home Loan Mortgage Corp.,
        $  987@    6.50%, 5/01/29-5/01/30 .................   $    978,145
         1,949@    7.50%, 7/01/07-2/01/23 .................      2,005,179
           527@    8.00%, 11/01/15 ........................        546,997
           669@    8.50%, 10/01/06-3/01/08, 15 Year .......        705,909
         1,185@    9.00%, 9/01/20 .........................      1,259,147
                 Federal National Mortgage Association,
         2,615@    5.50%, 12/01/13-2/01/14, 15 Year .......      2,539,618
         7,685@    6.50%, 2/01/26-6/01/29 .................      7,613,917
         5,804@    7.00%, 6/01/26-9/01/29 .................      5,853,916
         5,515     7.50%, 11/01/14-9/01/23,
                     18 Year Multifamily ..................      5,644,385
         2,484@    8.00%, 5/01/08-5/01/22, Multifamily ....      2,593,538
         1,404     9.497%, 6/01/24, Multifamily ...........      1,445,197
            29     9.50%, 1/01/19-6/01/20 .................         30,494
                 Government National Mortgage
                   Association,
           432@    7.00%, 10/15/17 ........................        436,683
         4,727@    7.50%, 8/15/21-12/15/23 ................      4,839,446
         4,100@    8.00%, 10/15/22-2/15/29 ................      4,244,951
            12     8.50%, 2/15/17 .........................         12,606
           341     9.00%, 6/15/18-9/15/21 .................        357,400
                                                              ------------
                                                                41,107,528
                                                              ------------
                 FEDERAL HOUSING ADMINISTRATION--9.8%
         2,962   Beachtree, Series 87430, 10.25%, 6/01/32 .      3,082,700
                 GMAC,
         5,348     Series 33, 7.43%, 9/01/21 ..............      5,318,079
         2,031     Series 46, 7.43%, 3/1/22 ...............      2,012,087
           836     Series 48, 7.43%, 7/1/22 ...............        821,705
         1,187     Series 51, 7.43%, 6/26/01-2/01/23.......      1,169,077
         6,529     Series 56, 7.43%, 11/01/22 .............      6,430,044
         1,119   Merrill, Series 54, 7.43%, 5/15/23 .......      1,114,208
         4,009   Parkside, 7.30%, 2/01/13 .................      4,077,551
           977   Reilly, Series 41, 8.767%, 3/01/20 .......      1,032,459
         2,809   Tuttle Grove, 7.25%, 10/01/35 ............      2,872,843
                 USGI,
         4,081     Polaris, Series 982, 7.43%, 11/01/21 ...      4,012,961
           826     Series 87, 7.43%, 12/01/22 .............        828,932
         3,324     Series 99, 7.43%, 10/01/23 .............      3,347,323
         2,595     Series 6302, 7.43%, 12/01/21 ...........      2,566,973
         6,611     Yorkville, Series 6094, 7.43%, 6/01/21 .      6,520,880
                                                              ------------
                                                                45,207,822
                                                              ------------
                 AGENCY MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--12.9%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage Participation
                   Certificates,
        13,780@    Series T-11, Class A-9,
                     1/25/28 ..............................     11,081,816
         3,726@    Series 1104, Class 1104-L,
                     6/15/21 ..............................      3,954,490
         1,516@    Series 1347, Class 1347-HC,
                     12/15/21 .............................      1,489,001
           450     Series 1541, Class 1541-T,
                     7/15/23 ..............................        379,610
           633     Series 1559, Class 1559-WA,
                     7/15/22 ..............................        635,114
        13,281@    Series 1584, Class 1584-FB,
                     9/15/23 ..............................     12,863,259
         2,169     Series 1601, Class 1601-SE,
                     10/15/08 .............................      1,968,289
         5,000     Series 1649, Class 1649-S,
                     12/15/08 .............................      4,792,188
         3,248     Series 1896, Class 1896-PA,
                     11/15/23 .............................      2,761,223

                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         1,234@    Trust 1988-16, Class 16-B,
                     6/25/18 ..............................      1,327,950
         2,176@    Trust 1990-12, Class 12-G,
                     2/25/20 ..............................      2,059,804
         3,453     Trust 1992-43, Class 43-E,
                     4/25/22 ..............................      3,598,025
         5,000@    Trust 1993-79, Class 79-SE,
                     1/25/22 ..............................      4,431,250
         1,598     Trust 1993-224, Class 224-SD,
                     11/25/23 .............................      1,375,618
         6,797@    Trust 1996-14, Class 14-M,
                     10/25/21 .............................      6,355,289
           471     Trust 1997-43, Class 43-G,
                     4/18/27 ..............................        427,551
                                                              ------------
                                                                59,500,477
                                                              ------------
                 NON-AGENCY MULTIPLE CLASS
                 MORTGAGE PASS-THROUGHS--2.4%
AAA      8,958   Credit Suisse First Boston
                   Mortgage Certificates,
                   Series 2000-1, Class 2A,
                     3/15/15 ..............................      8,755,136
AAA      2,502   Summit Mortgage Trust,
                   Series 2000-1, Class B1,**
                     12/28/12 .............................      2,456,978
                                                              ------------
                                                                11,212,114
                                                              ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                    VALUE
RATING*  (000)             DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------
                 ADJUSTABLE & INVERSE FLOATING
                 RATE MORTGAGES--38.3%
                 Countrywide Funding Corp.,
                   Mortgage Certificates,
AAA    $ 3,394     Series 1993-10, Class A-8,
                     1/25/24 ..............................   $  3,223,828
AAA      6,202     Series 1994-9, Class A-16,
                     5/25/24 ..............................      5,625,937
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
           408     Series 1160, Class 1160-F,
                     10/15/21 .............................        428,440
         8,223@    Series 1518, Class 1518-G,
                     5/15/23 ..............................      5,031,236
         4,879@    Series 1526, Class 1526-SA,
                     6/15/23 ..............................      3,854,410
         2,558     Series 1570, Class 1570-SA,
                     8/15/23 ..............................      2,487,784
         3,000@    Series 1577, Class 1577-SC,
                     9/15/23 ..............................      2,939,063
         2,860@    Series 1580, Class 1580-SD,
                     9/15/08 ..............................      2,776,105
         3,219@    Series 1587, Class 1587-SE,
                     5/15/08 ..............................      3,231,502
         1,109     Series 1590, Class 1590-OA,
                     10/15/23 .............................      1,112,229
         4,517@    Series 1598, Class 1598-S,
                     10/15/08 .............................      4,350,028
         2,954     Series 1604, Class 1604-MB,
                     11/15/08 .............................      2,847,173
         1,457     Series 1616, Class 1616-SB,
                     11/15/08 .............................      1,466,262
         4,785     Series 1625, Class 1625-SC,
                     12/15/08 .............................      4,341,018
         5,764@    Series 1627, Class 1627-S,
                     12/15/23 .............................      4,478,418
         5,038     Series 1627, Class 1627-SC,
                     12/15/23 .............................      2,918,859
         3,084     Series 1629, Class 1629-OD,
                     12/15/23 .............................      2,073,920
        14,932     Series 1637, Class 1637-UA,
                     12/15/23 .............................     12,543,139
         3,165     Series 1666, Class 1666-S,
                     1/15/24 ..............................      3,047,993
         1,110     Series 1669, Class 1669-MD,
                     2/15/24 ..............................      1,037,242
         2,250     Series 1688, Class 1688-S,
                     12/15/13 .............................      2,250,000
         5,778     Series 1699, Class 1699-ST,
                     3/15/24 ..............................      4,241,218
           410     Series 1862, Class 1862-SF,
                     4/15/23 ..............................        408,387
         6,050     Series 2190, Class 2190-S,
                     10/15/14 .............................      6,199,748
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
           243     Trust G93-27, Class 27-SB,
                     8/25/23 ..............................        181,104
         1,065     Trust 1991-38, Class 38-F,
                     4/25/21 ..............................      1,137,065
         1,079     Trust 1991-38, Class 38-SA,
                     4/25/21 ..............................      1,081,825
         1,083     Trust 1991-87, Class 87-S,
                     8/25/21 ..............................      1,284,827
           775     Trust 1991-145, Class 145-S,
                     10/25/06 .............................        894,424
           147     Trust 1993-50, Class 50-SH,
                     1/25/23 ..............................        140,325
         1,959     Trust 1993-93, Class 93-S,
                     5/25/08 ..............................      2,032,290
         2,388     Trust 1993-113, Class 113-SB,
                     7/25/23 ..............................      2,454,174
           638     Trust 1993-116, Class 116-SB,
                     7/25/23 ..............................        511,709
           374@    Trust 1993-129, Class 129-SE,
                     8/25/08 ..............................        297,320
         3,416     Trust 1993-147, Class 147-S,
                     8/25/23 ..............................      3,366,499
           173     Trust 1993-167, Class 167-SA,
                     9/25/23 ..............................        174,953
         5,446@    Trust 1993-169, Class 169-SC,
                     3/25/23 ..............................      5,201,329

         3,000     Trust 1993-170, Class 170-SC,
                     9/25/08 ..............................      3,033,330
         3,500     Trust 1993-179, Class 179-SB,
                     10/25/23 .............................      3,240,781
           113     Trust 1993-183, Class 183-SM,
                     10/25/23 .............................        112,937
         4,000     Trust 1993-196, Class 196-SC,
                     10/25/08 .............................      4,066,600
           978     Trust 1993-201, Class 201-SA,
                     10/25/23 .............................        721,401
         2,799     Trust 1993-208, Class 208-SE,
                     11/25/23 .............................      2,212,248
         7,218     Trust 1993-214, Class 214-S,
                     12/25/08 .............................      7,017,317
         1,494     Trust 1993-214, Class 214-SH,
                     12/25/08 .............................      1,352,798
           157     Trust 1993-224, Class 224-S,
                     11/25/23 .............................        130,280
           100     Trust 1993-224, Class 224-SH,
                     11/25/23 .............................         84,449
         2,562     Trust 1993-247, Class 247-SN,
                     12/25/23 .............................      2,769,973
         2,573     Trust 1993-248, Class 248-FB,
                     9/25/23 ..............................      2,269,483
         2,358     Trust 1993-256, Class 256-F,
                     11/25/23 .............................      1,971,889
         1,134     Trust 1994-19, Class 19-SB,
                     1/25/24 ..............................        908,245
           375     Trust 1994-27, Class 27-SE,
                     3/25/23 ..............................        390,854


                       See Notes to Financial Statements.

--------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                    VALUE
RATING*  (000)             DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------
                 ADJUSTABLE & INVERSE FLOATING
                 RATE MORTGAGES (CONT'D)
                 Federal National Mortgage Association,
                 REMIC Pass-Through Certificates (cont'd)
      $  1,000     Trust 1994-50, Class 50-S,
                     3/25/24 ..............................   $    883,610
         1,891     Trust 1996-21, Class 21-S,
                     5/25/11 ..............................      1,667,130
         3,123     Trust 1999-1, Class 1-S,
                     7/25/23 ..............................      3,154,393
           523     Trust 2000-40, Class 40-FC,
                     6/25/29 ..............................        413,036
         9,575@    Trust 2001-11, Class 11-SB,
                     4/18/29 ..............................      9,335,510
                 G. E. Capital Mortgage Services, Inc.,
Aaa      8,598     REMIC Certificate 94-7, Class A-17,
                     2/25/09 ..............................      7,818,740
AAA     10,000     REMIC Certificate 94-16, Class A-13,
                     8/25/24 ..............................      7,546,875
           946   Government National Mortgage
                   Association, REMIC Pass-Through
                   Certificates, Trust 1999-37,
                     Class 37-SA, 4/20/26 .................        951,064
Aaa      2,519   Kidder Peabody Acceptance Corp.,
                   Series 1993-1, Class-A6,
                     8/25/23 ..............................      2,219,705
                 Prudential Home Mortgage Securities Co.,
                   Mortgage Pass-Through Certificates,
AAA        743     Series 1993-43, Class A-16,
                     10/25/23 .............................        720,612
AAA      2,500     Series 1993-48, Class A-8,
                     12/25/08 .............................      2,105,600
AAA      8,929     Series 1993-50, Class A-12,
                     11/25/23 .............................      7,078,535
AAA      1,000     Series 1993-54, Class A-28,
                     1/25/24 ..............................        930,000
                                                              ------------
                                                               176,779,178
                                                              ------------
                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES--28.0%
AAA        787   American Housing Trust III, Senior
                   Mortgage Pass-Through Certificates,
                   Series 1, Class 4, (REMIC),
                     3/25/19 ..............................        202,447
AAA        178   American Housing Trust VII, Senior
                   Mortgage Pass-Through Certificates,
                   Series A, Class 2,
                     11/25/20 .............................        647,576
                 BA Mortgage Securities, Inc.,
Aaa      1,724     Series 1997-1, Class X, 7/25/26 ........        260,311
AAA      1,873     Series 1998-1, Class 2X, 5/28/13 .......        348,794
Aaa    115,078   Commercial Mortgage Acceptance Corp.,
                   Series 1997-ML1, Class IO,
                     11/15/17 .............................      3,793,974
AAA     26,512   Countrywide Funding Corp., Mortgage
                   Certificates,
                   Series 1997-8, Class A-5,
                     1/25/28 ..............................        202,984
AAA     41,515   Credit Suisse First Boston Mortgage
                   Securities Corp. Trust,
                   Series 1997-C1, Class C1-AX,**
                     6/20/29 ..............................      3,140,969
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
        23,677     Series G-13, Class 13-PP,
                     5/25/21 ..............................      2,954,626
       110,569     Series G60, Class 60-HS,
                     4/25/24 ..............................      1,796,752
        22,263@    Series 204, Class 204-IO,
                     5/29/29 ..............................      5,781,381
             8     Series 1238, Class 1238-J,
                     1/15/07 ..............................         97,977
           122     Series 1262, Class 1262-J,
                     3/15/22 ..............................      3,110,656
        10,481     Series 1353, Class 1353-S,
                     8/15/07 ..............................        638,079
        20,912     Series 1377, Class 1377-S,
                     9/15/07 ..............................      1,620,672
           105     Series 1388, Class 1388-I,
                     6/15/07 ..............................      2,420,660
         3,205     Series 1397, Class 1397-IO,
                     10/15/22 .............................        639,899
            30     Series 1418, Class 1418-K,
                     6/15/22 ..............................        847,500

            75     Series 1434, Class 1434-M,
                     12/15/22 .............................      2,347,500
           200     Series 1494, Class 1494-PL,
                     3/15/22 ..............................      2,154,240
         1,780     Series 1632, Class 1632-S,
                     4/15/23 ..............................         27,878
         5,164     Series 1706, Class 1706-IA,
                     10/15/23 .............................        764,078
           687     Series 1720, Class 1720-PK,
                     1/15/24 ..............................        146,480
        50,356     Series 1809, Class 1809-SC,
                     12/15/23 .............................      4,895,647
         2,799     Series 1882, Class 1882-PJ,
                     4/15/22 ..............................        285,221
         4,053     Series 1900, Class 1900-SV,
                     8/15/08 ..............................        314,793
        43,342     Series 1914, Class 1914-PC,
                     12/15/11 .............................        752,413
         3,230     Series 1917, Class 1917-AS,
                     5/15/08 ..............................        303,064
        17,938     Series 1946, Class 1946-SG,
                     3/15/24 ..............................      3,127,014
        15,106     Series 2002, Class 2002-HJ,
                     10/15/08 .............................      1,063,526
         7,447     Series 2037, Class 2037-IB,
                     12/15/26 .............................      1,152,146



                       See Notes to Financial Statements.

--------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                    VALUE
RATING*  (000)             DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------
                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES (CONT'D)
                 Federal Home Loan Mortgage Corp.,
                 Multiclass Mortgage
                 Participation Certicates (cont'd)
       $ 6,026     Series 2039, Class 2039-PI,
                     2/15/12 ..............................   $    720,349
        10,132     Series 2050, Class 2050-PI,
                     12/15/11 .............................      1,519,756
         8,549     Series 2063, Class 2063-PI,
                     4/15/12 ..............................      1,138,103
         4,174     Series 2066, Class 2066-PJ,
                     12/15/26 .............................        829,830
        18,000@    Series 2080, Class 2080-PL,
                     1/15/27 ..............................      4,338,180
            32     Series 2099, Class 2099-JB,
                     9/15/22 ..............................      1,211,770
         3,137     Series 2102B, Class 2102B-KI,
                     9/15/28 ..............................        584,211
        10,857     Series 2103, Class 2103-PI,
                     5/15/12 ..............................      1,352,004
        23,000     Series 2130, Class 2130-SC,
                     3/15/29 ..............................      2,587,500
         9,622     Series 2140, Class 2140-UK,
                     9/15/11 ..............................      1,250,801
         7,075     Series 2190, Class 2190-SC,
                     10/15/14 .............................      1,282,257
        19,232     Series 2289, Class 2289-S,
                     2/15/31 ..............................      1,634,685
        33,476     Series 2296, Class 2296-SA,
                     3/15/16 ..............................      2,170,694
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
             6     Trust G50, Class 50-G,
                     12/25/21 .............................        151,206
         1,701     Trust G92-5, Class 5-H,
                     1/25/22 ..............................        416,226
             4     Trust G92-12, Class 12-C,
                     2/25/22 ..............................         84,105
         6,089     Trust G92-60, Class 60-SB,
                     10/25/22 .............................        295,825
        16,774@    Trust 301, Class 2,
                     4/01/29 ..............................      4,258,959
        43,593@    Trust 302, Class 2,
                     6/01/29 ..............................     11,497,692
           436     Trust 1992-187, Class 187-JA,
                     10/25/06 .............................          8,351
         5,393     Trust 1993-24, Class 24-PK,
                     3/25/23 ..............................        913,371
         4,657     Trust 1993-46, Class 46-S,
                     5/25/22 ..............................        188,008
         8,017     Trust 1993-199, Class 199-SB,
                     10/25/23 .............................        315,215
        10,502     Trust 1993-201, Class 201-JC,
                     5/25/19 ..............................        593,655
         2,008     Trust 1993-202, Class 202-QA,
                     6/25/19 ..............................         98,073
        29,690     Trust 1994-33, Class 33-SG,
                     3/25/09 ..............................      1,642,255
        12,370     Trust 1995-26, Class 26-SW,
                     2/25/24 ..............................      2,541,797
        12,371     Trust 1996-68, Class 68-SC,
                     1/25/24 ..............................      1,008,969
        33,336     Trust 1997-37, Class 37-SE,
                     10/25/22 .............................        599,974
         8,423     Trust 1997-50, Class 50-SI,
                     4/25/23 ..............................        196,101
        35,476     Trust 1997-65, Class 65-SB,
                     3/25/24 ..............................      1,626,266
        27,000     Trust 1997-65, Class 65-SG,
                     6/25/23 ..............................      2,306,610
        11,139     Trust 1997-76, Class 76-SP,
                     12/25/23 .............................      1,799,309
        51,000@    Trust 1997-90, Class 90-M,
                     1/25/28 ..............................     14,443,200
         8,512     Trust 1998-12, Class 12-PL,
                     7/18/19 ..............................        646,862
         6,561     Trust 1998-25, Class 25-PG,
                     3/18/22 ..............................        773,526
         5,753     Trust 1999-W4, Class W4-IO,
                     12/25/28 .............................      1,184,823
        36,742     Trust 2000-2, Class 2-ID,
                     3/25/23 ..............................        367,417

AAA        471   First Boston Mortgage Securities Corp.,
                   Series 1987-C, Class C-Z,
                     4/25/17 ..............................        112,071
AAA     43,059   GMAC Commercial Mortgage
                   Securities, Inc.,
                   Trust 1997-C1, Class C1-X,
                     7/15/27 ..............................      3,013,439
AAA     48,044   Goldman Sachs Mortgage Securities
                   Corp., Mortgage Participation Certificates,
                   Series 1998-5, Class 5,**
                     6/19/27 ..............................        975,889
                 Government National Mortgage
                   Association, REMIC Pass-Through
                   Certificates,
         4,104     Trust 1998-14, Class 14-PK,
                     11/20/26 .............................        802,056
        16,439     Trust 1999-5, Class 5-S,
                     2/16/29 ..............................        863,068
        52,085     Trust 1999-8, Class 8-S,
                     3/16/29 ..............................      2,685,652
AAA     29,647   Hanover Grantor Trust,
                   Series 1999-A, Class A1-IO,**
                     8/28/27 ..............................        838,452
AAA     31,772   Headlands Mortgage Securities, Inc.,
                   Mortgage Certificates,
                   Series 1997-1, Class X-1,
                     3/25/27 ..............................        466,644
Aaa        601   Kidder Peabody Acceptance Corp.,
                   Series B, Class B-2,
                     4/22/18 ..............................        125,603
AAA     13,035   Merrill Lynch Mortgage Investors, Inc.,
                   Mortgage Pass-Through Certificates,
                   Series 95-C2, Class-IO,
                     6/15/21 ..............................        358,450

                       See Notes to Financial Statements.

--------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                    VALUE
RATING*  (000)             DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------
                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES (CONT'D)
AAA   $ 17,514   Morgan Stanley Capital 1, Inc.,
                   Series 1997-HF1, Class HF1-X,**
                     6/15/17 ..............................   $  1,060,160
 AAA   102,839   PRUDENTIAL HOME MORTGAGE SECURITIES CO.,
                   MORTGAGE PASS-THROUGH CERTIFICATES,
                   Series 1994-5, Class A-9,
                     2/25/24 ..............................        787,357
AAA          1   Prudential Securities, Inc.,
                   Trust 15, Class 1-G,
                     5/20/21 ..............................        139,799
        64,903   Small Business Administration,
                   Series 2000-1, Class 1-I0,
                     4/01/15 ..............................      1,987,658
AAA          9   Structured Asset Securities Corp.,
                   Series 1991-2, Class GA,
                     12/20/21 .............................        190,757
       407,507   United States Department of
                   Veteran Affairs,Trust 1999-2,
                   Class 1, 5/15/29 .......................        191,019
                                                              ------------
                                                               129,015,266
                                                              ------------
                 PRINCIPAL ONLY MORTGAGE-BACKED
                 SECURITIES--15.0%
Aaa        573   Chase Mortgage Finance Corp.,
                   Mortgage Pass-Through Certificates,
                   Series 1994-A, Class A-P,
                     1/25/10 ..............................        476,286
AAA        427   Collateralized Mortgage Obligation
                   Trust, Trust 29, Class A, 5/23/17 ......        356,786
                 Drexel Burnham Lambert, Inc.,
AAA        159     Trust K, Class K-1,
                     9/23/17 ..............................        124,158
AAA      1,623     Trust V, Class V-1A,
                     9/01/18 ..............................      1,509,128
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
         2,482     Series G-50, Class 50-AM,
                     4/25/24 ..............................      1,789,251
         1,762     Series T-8, Class A-10,
                     11/15/28 .............................      1,181,879
           651     Series 1418, Class 1418-M,
                     11/15/22 .............................        306,620
         2,653     Series 1571, Class 1571-G,
                     8/15/23 ..............................      1,319,059
        11,971@    Series 1686, Class 1686-B,
                     2/15/24 ..............................      8,379,647
         1,583     Series 1691, Class 1691-G,
                     3/15/24 ..............................      1,450,550
         2,664     Series 1739, Class 1739-B,
                     2/15/24 ..............................      2,254,065
           632     Series 1750, Class 1750-PC,
                     3/15/24 ..............................        592,226
         1,257     Series 1857, Class 1857-PB,
                     12/15/08 .............................      1,133,653
         5,500     Series 2009, Class 2009-HJ,
                     10/15/22 .............................      3,935,910
         8,019     Series 2082, Class 2082-PN,
                     1/15/24 ..............................      4,395,650
           900     Series 2087, Class 2087-PO,
                     9/15/25 ..............................        590,922
         1,555     Series 2131, Class 2131-PO,
                     3/15/29 ..............................        940,594
         1,027     Series 2162, Class 2162-L,
                     6/15/29 ..............................        426,407
         2,354     Series 2169, Class 2169-EA,
                     6/15/29 ..............................      1,332,905
         1,419     Series 2217, Class 2217-PO,
                     2/15/30 ..............................      1,413,652
         3,793     Series 2298, Class 2298-PO,
                     3/15/31 ..............................      2,447,503
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         1,428     Trust G93-2, Class 2-KB,
                     1/25/23 ..............................        788,218
         2,131     Trust 225, Class 1,
                     6/01/23 ..............................      1,857,176
         1,852     Trust 279, Class 279-1,
                     7/01/26 ..............................      1,596,276
           378     Trust 1991-7, Class 7-J,
                     2/25/21 ..............................        309,096
           528     Trust 1994-9, Class 9-C,
                     8/25/23 ..............................        513,335

         1,015     Trust 1996-5, Class 5-NH,
                     4/25/24 ..............................        733,574
           640     Trust 1996-5, Class 5-PV,
                     11/25/23 .............................        597,985
        14,300     Trust 1996-14, Class 14-PE,
                     8/25/23 ..............................      7,158,938
         3,151     Trust 1996-38, Class 38-E,
                     8/25/23 ..............................      1,652,278
         2,216     Trust 1996-54 Class 54-M,
                     9/25/23 ..............................      1,902,865
         1,321     Trust 1997-85, Class 85-EL,
                     7/25/23 ..............................      1,293,997
           186     Trust 1997-85, Class 85-LE,
                     10/25/23 .............................        184,568
         9,000@    Trust 1998-26, Class 26-L,
                     3/25/23 ..............................      6,602,581
         1,031     Trust 1998-48, Class 48-P,
                     8/18/28 ..............................        667,847
         2,216     Trust 1999-W4, Class W4-PO,
                     2/25/29 ..............................      1,452,413
AAA      1,197   First Union Residential, Mortgage
                   Certificates, Series 1999-A,
                   Class A-1APO,
                     3/25/15 ..............................        964,998
AAA     13,000   Fund America Investment Corp.,
                   Series 1993-C, Class B,
                     4/29/30 ..............................      2,075,970


                       See Notes to Financial Statements.

--------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                    VALUE
RATING*  (000)             DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------
                 PRINCIPAL ONLY MORTGAGE-BACKED
                 SECURITIES (CONT'D)
       $ 1,758   Government National Mortgage
                   Association, REMIC Pass-Through
                   Certificates,
                   Trust 1999-40, Class N,
                     6/20/27 ..............................   $  1,378,327
                 Housing Security, Inc.,
AAA        121     Series 1992-EB, Class B-8,
                     9/25/22 ..............................        104,825
AAA        427     Series 1993-D, Class D-8,
                     6/25/23 ..............................        369,644
AAA        407   Structured Mortgage Asset Trust,
                   Series 1993-3C, Class CX,
                     4/25/24 ..............................        324,254
                                                              ------------
                                                                68,886,016
                                                              ------------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--4.0%
AAA      6,000   Merrill Lynch Mortgage Investors, Inc.,
                   Series 1996-C1, Class A-3,
                     7.42%, 4/25/28 .......................      6,149,824
AAA     10,250   NYC Mortgage Loan Trust,
                   Series 1996, Class A-2,**
                     6.75%, 6/25/11 .......................     10,246,797
AAA      2,000   PaineWebber Mortgage Acceptance
                   Corp. IV,
                   Series 1995-M1, Class B,**
                     6.95%, 1/15/07 .......................      2,020,975
                                                              ------------
                                                                18,417,596
                                                              ------------
                 ASSET-BACKED SECURITIES
AAA        155@  CHASE MANHATTAN GRANTOR TRUST,
                 Series 1996-B, Class A,
                   6.61%, 9/15/02 .........................        155,613
                                                              ------------
                 U.S GOVERNMENT AND AGENCY
                 SECURITIES--21.0%
                 Overseas Private Investment Corp.,
           299     5.46%, 5/29/12 .........................        286,703
           270     5.79%, 5/29/12 .........................        270,234
           357     5.88%, 5/29/12 .........................        351,169
           983     5.94%, 5/29/12 .........................        983,821
           328     6.10%, 5/29/12 .........................        328,085
           242     6.27%, 5/29/12 .........................        241,506
           385     6.81%, 5/29/12 .........................        394,091
           501     6.84%, 5/29/12 .........................        509,930
         3,061     6.89%, 5/29/12 .........................      3,120,597
         1,028     6.91%, 5/29/12 .........................      1,060,278
           271     7.35%, 5/29/12 .........................        287,909
                 Small Business Administration,
         3,521     Series 1996-20E,
                     7.60%, 5/01/16 .......................      3,683,027
         3,023     Series 1996-20F,
                     7.55%, 6/01/16 .......................      3,153,197
         3,008     Series 1996-20G-1,
                     7.70%, 7/01/16 .......................      3,162,211
         2,985     Series 1996-20H,
                     7.25%, 8/01/16 .......................      3,063,326
         5,586     Series 1996-20K,
                     6.95%, 11/01/16 ......................      5,641,028
         2,337     Series 1997-20C,
                     7.15%, 3/01/17 .......................      2,383,552
         3,106     Series 1998-P10A-1,
                     6.12%, 2/01/08 .......................      3,032,763
                 United States Treasury Bonds,
       176,000     Zero Coupon, 2/15/19 ...................     59,695,680
         5,000@    6.375%, 8/15/27                               5,300,000
                                                              ------------
                                                                96,949,107
                                                              ------------
                 COLLATERALIZED MORTGAGE
                 OBLIGATION RESIDUALS***
AAA         45   FBC Mortgage Securities Trust 16,
                   CMO, Series A-1, 7/01/17 ...............        117,265
                                                              ------------
                 Total long-term investments
                   (cost $632,460,854) ....................    647,347,982
                                                              ------------

                 SHORT-TERM INVESTMENT--0.2%
                 DISCOUNT NOTE
           800   Federal Home Loan Bank,
                   4.50%, 5/01/01
                   (cost $800,000) ........................        800,000
                                                              ------------
                 Total investments, before investment
                   sold short--140.5%
                   (cost $633,260,854)                         648,147,982
                                                              ------------
                 INVESTMENT SOLD SHORT--(3.4%)
       (15,000)  United States Treasury Bonds,
                   6.25%, 5/15/30
                   (proceeds $16,396,875) .................    (15,820,312)
                                                              ------------
                 Total investments, net of investment
                   sold short--137.1%
                   (cost $616,863,979) ....................    632,327,670
                 Liabilities in excess of
                   other assets--(37.1)% ..................   (171,034,068)
                                                              ------------
                 NET ASSETS--100% .........................   $461,293,602
                                                              ============

--------------
*   Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
*** Illiquid security representing 0.03% of net assets.
@ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

            -------------------------------------------------------
                            KEY TO ABBREVIATIONS:
              CMO   -- Collateralized Mortgage Obligation.
              REMIC -- Real Estate Mortgage Investment Conduit.
            -------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $633,260,854) (Note 1) .........  $648,147,982
Cash .......................................................        71,012
Deposits with brokers as collateral for
  investments sold short (Note 1) ..........................    16,368,750
Interest receivable ........................................    10,167,988
Interest rate swaps, at value (amortized
  cost $(141,027)) (Notes 1 & 3) ...........................     2,116,172
Due from broker--variation margin (Notes 1 & 3) ............       262,852
Receivable for investments sold ............................        36,215
Interest rate caps, at value
  (amortized cost $2,382,452) (Notes 1 & 3) ................        33,795
Other assets ...............................................        35,734
                                                              ------------
                                                               677,240,500
                                                              ------------

LIABILITIES
Reverse repurchase agreements (Note 4) .....................   128,422,250
Payable for investments purchased ..........................    61,642,034
Investments sold short, at value
  (proceeds $16,396,875) (Note 1) ..........................    15,820,312
Due to broker-collateral on interest rate swaps ............     3,675,000
Interest payable ...........................................     3,172,872
Interest rate floor, at value
  (proceeds $1,311,750) (Notes 1 & 3) ......................     2,582,124
Investment advisory fee payable (Note 2) ...................       248,949
Administration fee payable (Note 2) ........................        76,600
Deferred directors fees (Note 1) ...........................        30,656
Other accrued expenses .....................................       276,101
                                                              ------------
                                                               215,946,898
                                                              ------------
NET ASSETS .................................................  $461,293,602
                                                              ============
Net assets were comprised of:
  Common stock at par (Note 5) .............................  $    628,499
  Paid-in capital in excess of par .........................   563,355,769
                                                              ------------
                                                               563,984,268
  Undistributed net investment income ......................     6,456,062
  Accumulated net realized loss ............................  (119,076,285)
  Net unrealized appreciation ..............................     9,929,557
                                                              ------------
Net assets, April 30, 2001 .................................  $461,293,602
                                                              ============
NET ASSET VALUE PER SHARE:
  ($461,293,602 / 62,849,878 shares of
  common stock issued and outstanding) .....................         $7.34
                                                                     =====


--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


NET INVESTMENT INCOME
Income
  Interest earned (net of premium amortization
  of $11,133,251 and interest expense
  of $4,234,140) ..........................................    $17,054,274
                                                               -----------
Operating Expenses
  Investment advisory .....................................      1,481,423
  Administration ..........................................        455,822
  Reports to shareholders .................................         83,000
  Custodian ...............................................         69,000
  Transfer agent ..........................................         66,000
  Independent accountants .................................         49,000
  Directors ...............................................         37,000
  Legal ...................................................         36,000
  Registration ............................................         27,000
  Miscellaneous ...........................................         76,918
                                                               -----------
    Total operating expenses ..............................      2,381,163
                                                               -----------
Net investment income .....................................     14,673,111
                                                               -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on:
  Investments .............................................       (110,392)
  Interest rate swaps .....................................        174,000
  Short sales .............................................     (1,153,061)
  Futures .................................................    (16,007,638)
                                                               -----------
                                                               (17,097,091)
                                                               -----------
Net change in unrealized appreciation
  (depreciation) on:
  Investments .............................................     28,730,805
  Interest rate swaps .....................................      1,523,738
  Short sales .............................................        558,949
  Interest rate caps ......................................       (431,724)
  Interest rate floor .....................................     (1,270,374)
  Futures .................................................     (2,228,199)
                                                               -----------
                                                                26,883,195
                                                               -----------
Net gain on investments ...................................      9,786,104
                                                               -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ...............................    $24,459,215
                                                               ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH
  FLOWS USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations .............................................    $ 24,459,215
                                                              ------------
Increase in investments ..................................    (127,049,194)
Net realized loss ........................................      17,097,091
Increase in unrealized appreciation ......................     (26,883,210)
Decrease in interest rate caps ...........................       1,310,586
Increase in interest rate floor ..........................       2,582,124
Increase in interest receivable ..........................        (661,610)
Decrease in due from broker-variation margin .............         450,646
Increase in other assets .................................         (20,627)
Decrease in receivable for investments sold ..............           8,693
Decrease in payable for investments sold short ...........      (9,995,259)
Increase in appreciation on interest rate swaps ..........      (1,523,738)
Increase in interest payable .............................         309,490
Decrease in deposits with brokers for
  securities sold short ..................................       9,835,481
Increase in payable for investments purchased ............      61,642,034
Increase in accrued expenses .............................       2,097,320
                                                              ------------
  Total adjustments ......................................     (70,800,173)
                                                              ------------
Net cash flows used for operating activities .............    $(46,340,958)
                                                              ============

INCREASE (DECREASE) IN CASH
Net cash flows used for operating activities .............    $(46,340,958)
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements ..............      63,961,875
  Cash dividends paid ....................................     (17,675,986)
                                                              ------------
Net cash flows provided by financing activities ..........      46,285,889
                                                              ------------
  Net decrease in cash ...................................         (55,069)
  Cash at beginning of period ............................         126,081
                                                              ------------
  Cash at end of period ..................................    $     71,012
                                                              ============


--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                           SIX MONTHS
                                              ENDED               YEAR ENDED
                                            APRIL 30,             OCTOBER 31,
                                              2001                    2000
                                          ------------            -----------

INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment income ...............   $14,673,111)            $ 31,851,763
  Net realized loss ...................   (17,097,091)                (725,982)
  Net change in unrealized
  appreciation (depreciation) .........    26,883,195                 (662,263)
                                         ------------             ------------
  Net increase in
    net assets resulting from
    operations ........................    24,459,215               30,463,518
  Dividends from net investment
    income ............................   (17,675,986)             (35,352,025)
                                         ------------             ------------
  Total increase (decrease) ...........     6,783,229               (4,888,507)

NET ASSETS
Beginning of period ...................   454,510,373              459,398,880
                                         ------------             ------------
End of period (including
  undistributed net investment
  income of $6,456,062 and
  $9,458,937, respectively) ...........  $461,293,602)            $454,510,373
                                         ============             ============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                SIX MONTHS
                                                                   ENDED                  YEAR ENDED OCTOBER 31,
                                                                APRIL  30,    --------------------------------------------------
                                                                   2001        2000       1999       1998       1997       1996
                                                               ------------   ------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..........................  $   7.23    $   7.31   $   7.94   $   8.12   $   7.61   $   7.66
                                                                 --------    --------   --------   --------   --------   --------
  Net investment income (net of $0.07, $0.12, $0.16,
  $0.19, $0.18, and  $0.17, respectively, of interest expense)        .24         .50        .73        .62        .58        .55
  Net realized and unrealized gain (loss) .....................       .15        (.02)      (.80)      (.24)       .49       (.01)
                                                                 --------    --------   --------   --------   --------   --------
Net increase (decrease) from investment operations ............       .39         .48       (.07)       .38       1.07        .54
                                                                 --------    --------   --------   --------   --------   --------
Dividends and distributions:
  Dividends from net investment income ........................      (.28)       (.56)      (.56)      (.56)      (.56)      (.55)
  Distributions in excess of net investment income ............        --          --         --         --         --       (.04)
                                                                 --------    --------   --------   --------   --------   --------
Total dividends and distributions .............................      (.28)       (.56)      (.56)      (.56)      (.56)      (.59)
                                                                 --------    --------   --------   --------   --------   --------
Net asset value, end of period* ...............................  $   7.34    $   7.23   $   7.31   $   7.94   $   8.12   $   7.61
                                                                 ========    ========   ========   ========   ========   ========
Per share market value, end of period* ........................  $   7.00    $   6.38   $   6.13   $   6.94   $   6.88   $   6.25
                                                                 ========    ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN+ ......................................     14.40%      14.01%     (4.04%)     9.29%     19.68%     (5.36%)
                                                                 ========    ========   ========   ========   ========   ========

RATIOS TO AVERAGE NET ASSETS:
Operating expenses ............................................     1.05%+++     1.05%      1.01%      1.01%      1.02%      1.08%
Operating expenses and interest expense .......................     2.91%+++     2.78%      3.03%      3.33%      3.44%      3.38%
Net investment income .........................................     6.46%+++     7.11%      9.54%      7.74%      7.63%      7.36%

SUPPLEMENTAL DATA:
Average net assets (in thousands) .............................  $458,341    $448,027   $482,685   $506,858   $474,903   $473,056
Portfolio turnover ............................................        29%        114%       144%       214%       220%       440%
Net assets, end of period (in thousands) ......................  $461,294    $454,510   $459,399   $499,075   $510,230   $478,085
Reverse repurchase agreements outstanding,
  end of period (in thousands) ................................  $128,422    $ 64,460   $186,451   $198,336   $228,530   $204,438
Asset coverage++ ..............................................  $  4,625    $  8,095   $  3,478   $  3,520   $  3,233   $  3,339

-----------------
  * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for period less than one year is not annualized.
 ++ Per $1,000 of reverse repurchase agreement outstanding.
+++ Annualized.


The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION   The BlackRock Income Trust Inc. (the "Trust"), a Maryland
& ACCOUNTING           corporation,   is  a  diversified  closed-end  management
POLICIES               in-vestment  company.  The  investment  objective  of the
                       Trust is to achieve high monthly income  consistent  with
preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expires unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its oblig-ation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly; first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all, or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS     The   Trust  has  an Investment  Advisory  Agreement with
                       BlackRock  Advisors,  Inc.  (the  "Advisor"),  which is a
wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment advisory fee paid to the advisor is computed weekly and payable monthly at an annual rate of 0.65% of the Trust's average weekly net assets. The administration fee paid to pifm is also computed weekly and payable monthly at an annual rate of 0.20% Of the first $500 million of the Trust's average weekly net assets and 0.15% Of any excess.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO      Purchases and sales of investment securities,  other than
SECURITIES             short-term  investments  and  dollar  rolls,  for the six
                       months ended April 30, 2001 aggregated  $313,547,215  and
$172,612,340, respectively.

   The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At April 30, 2001, the Trust held 3.1% of its assets in securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, that PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at April 30, 2001 was $633,822,454 and, accordingly, net unrealized appreciation for federal income tax purposes was $14,325,528 (gross unrealized appreciation $39,682,445; gross unrealized depreciation $25,356,917).

   For federal income tax purposes, the Trust has a capital loss carryforward at October 31, 2000 of approximately $104,060,000 of which approximately $3,440,300 will expire in 2001, approximately $23,358,000 will expire in 2002, approximately $15,428,300 will expire in 2003, approximately $27,373,200 will expire in 2004, approximately $33,108,000 will expire in 2007, and approximately $1,352,200 will expire in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

   Details of open financial futures contracts at April 30, 2001 are as follows:

                                                 VALUE AT
NUMBER OF             EXPIRATION    VALUE AT     APRIL 30,     UNREALIZED
CONTRACTS    TYPE        DATE      TRADE DATE      2001       DEPRECIATION
---------   ------      ------     ----------    --------     ------------
  Long
Position:
  1,098   30 yr-Bond   Jun. 2001  $113,404,974  $110,314,687   $(3,090,287)

  Short
Positions:
  (413)   Eurodollar   Jun. 2001   (39,209,528)  (39,521,625)     (312,097)
  (413)   Eurodollar   Sep. 2001   (39,223,965)  (39,513,375)     (289,410)
  (413)   Eurodollar   Dec. 2001   (39,134,590)  (39,391,688)     (257,098)
  (413)   Eurodollar   Mar. 2002   (39,096,090)  (39,319,500)     (223,410)
                                                               -----------
                                                               $(4,172,302)
                                                               ===========

   The Trust holds four interest rate caps. Under all agreements the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for each agreement. Details of the caps at April 30, 2001 are as follows:

NOTIONAL                                               VALUE AT
 AMOUNT   FIXED    FLOATING   TERMINATION   AMORTIZED   APRIL 30,   UNREALIZED
  (000)   RATE       RATE         DATE        COST       2001      DEPRECIATION
-------- ------    --------   -----------   --------   ---------   ------------
$ 50,000  6.00% 3 mth. LIBOR    2/19/02    $  259,545   $      5   $  (259,540)
 100,000  6.50% 3 mth. LIBOR     4/4/02       664,524         10      (664,514)
 100,000  7.25% 3 mth. LIBOR    4/23/03       949,890     10,000      (939,890)
 100,000  7.75% 3 mth. LIBOR     5/4/03       508,493     23,780      (484,713)
                                           ----------   --------   -----------
                                           $2,382,452   $ 33,795   $(2,348,657)
                                           ==========   ========   ===========

   Details of the interest rate floor held at April 30, 2001 are as follows:

NOTIONAL                                               VALUE AT
 AMOUNT     FIXED  FLOATING   TERMINATION   AMORTIZED   APRIL 30,   UNREALIZED
  (000)     RATE     RATE         DATE        COST       2001      DEPRECIATION
--------   ------  --------   -----------   --------   ---------   ------------
$(120,000) 6.00% 1 mth. LIBOR  1/25/05   $(1,311,750) $(2,582,124)  $(1,270,374)
                                         ===========  ===========   ===========

   Details of open interest rate swaps at April 30, 2001 are as follows:

 NOTIONAL                                                       UNREALIZED
 AMOUNT                   FIXED     FLOATING     TERMINATION    APPRECIATION
  (000)        TYPE       RATE        RATE           DATE       (DEPRECIATION)
--------      ------      -----     --------     -----------    -------------
$ 72,000   Interest Rate  5.54%   3 MTH. LIBOR      5/1/04       $        0
 (18,000)  Interest Rate  6.12%   3 mth. LIBOR      5/1/11                0
 100,000   Interest Rate  6.85%   6 mth. LIBOR      9/6/02        2,879,999
 (50,000)  Interest Rate  6.95%   6 mth. LIBOR      9/6/10       (3,031,167)
 100,000   Interest Rate  7.20%   6 mth. LIBOR      6/16/02       2,865,643
 (20,000)  Interest Rate  7.50%   1 mth. LIBOR      4/25/02        (457,276)
                                                                 ----------
                                                                 $2,257,199
                                                                 ==========

NOTE 4. BORROWINGS    REVERSE  REPURCHASE  AGREEMENTS:  The Trust may enter into reverse  repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

   The average daily balance of reverse repurchase agreements outstanding during the period ended April 30, 2001 was approximately $146,798,665 at a weighted average interest rate of approximately 5.82%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $210,995,500 as of February 28, 2001, which was 30.26% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The Trust did not enter into any dollar roll transactions during the period ended April 30, 2001.

NOTE 5. CAPITAL        There  are  200 million  shares of $.01 par  value common
                       stock  authorized.  Of the 62,849,878  shares outstanding
at April 30,  2001,  the Advisor  owned  10,753 shares.

NOTE 6. DIVIDENDS      Subsequent to April 30, 2001, the Board of  Directors  of
                       the Trust declared dividends from undistributed  earnings
of $0.046875 per share payable May 31, 2001 to shareholders of record on May 15, 2001.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares are issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

   The Annual Meeting of Trust Shareholders was held May 24, 2001 to vote on the following matter:

   To elect three Directors as follows:

         DIRECTOR                             CLASS         TERM       EXPIRING
         --------                             -----         ----       --------
         Andrew F. Brimmer ................    III        3 years        2004
         Kent Dixon .......................    III        3 years        2004
         Laurence D. Fink .................    III        3 years        2004

         Directors whose term of office continues beyond this meeting are Richard E. Cavanagh, Frank J. Fabozzi, James Clayburn La Force, Jr., Walter F. Mondale and Ralph L. Scholsstein.

   Shareholders elected the three Directors. The results of the voting were as follows:

                                       VOTES FOR    VOTES AGAINST   ABSTENTIONS
                                       ---------    -------------   -----------
         Andrew F. Brimmer ........... 57,551,093         --           859,379
         Kent Dixon .................. 57,675,415         --           735,057
         Laurence D. Fink ............ 57,679,487         --           730,985

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------


THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Income Trust's investment objective is to manage a portfolio of high quality securities to maintain high monthly income consistent with preservation of capital. The Trust will seek to distribute monthly income that is greater than that obtainable on an annualized basis by investment in United States Treasury securities having the same maturity as the average dollar weighted maturity of the Trust's investments.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $202 billion of assets under management as of March 31, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the ten largest companies in the U.S. as determined by FORTUNE MAGAZINE, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and technology services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from BlackRock's headquarters in New York City, as well as offices in Wilmington, DE, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

The Trust will invest at least 65% of its assets in mortgage-backed securities. At least 85% of the Trust's assets must be rated at least "AAA" by Standard & Poor's or "Aaa" by Moody's at the time of purchase (up to 5% can be unrated but deemed by the Advisor to be of comparable quality). Additionally, 15% of the Trust's assets can be invested in securities rated at least "AA" by Standard & Poor's or "Aa" by Moody's at time of purchase. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. Government securities, securities backed by government agencies (such as mortgage-backed securities), privately issued mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U .S. Treasury securities with an average life similar to that of the Trust's assets. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula. In seeking the investment objective, the Advisor may actively manage among various types of securities in different interest rate environments.

Traditional mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread above Treasuries due to the uncertainty of the timing of their cash flows as they are subject to changes in the rate of prepayments when interest rates change and either a larger or smaller proportion of mortgage holders refinance their mortgages or move. While mortgage-backed securities offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

Multiple-class mortgage pass-through securities, or collateralized mortgage obligations (CMOs), are also an investment that may be used in the Trust's portfolio. These securities are issued in multiple classes each of which has a different coupon rate, stated maturity and prioritization on the timing of receipt of cash flows coming from interest and principal payments on the underlying mortgages. Principal prepayments can be allocated among the different classes of a CMO in a number of ways; for instance, they can be applied to each of the classes in the order of their respective stated maturities. This feature allows an investor to better plan the average life of their investment.

Additionally, in order to protect the portfolio from interest rate risk, the Advisor will attempt to locate securities with call protection, such as commercial mortgage-backed securities with prepayment penalties or lockouts. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 33 1/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. Dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES. ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements then securities that make periodic coupon payments.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES (ARMS):          Mortgage instruments with interest rates that
                                   adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:           Securities   backed  by   various   types  of
                                   receivables such as automobile and credit card receivables.

CLOSED-END FUND:                   Investment  vehicle which initially  offers a
                                   fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE
OBLIGATIONS (CMOS):                Mortgage-backed   securities  which  separate
                                   mortgage  pools  into  short-,  medium-,  and
                                   long-term     securities    with    different
                                   priorities   for  receipt  of  principal  and
                                   interest.  Each  class  is  paid a  fixed  or
                                   floating   rate  of   interest   at   regular
                                   intervals.   Also  known  as   multiple-class
                                   mortgage pass-throughs.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):          Mortgage-backed  securities secured or backed
                                   by mortgage loans on commercial properties.

DISCOUNT:                          When a fund's net asset value is greater than
                                   its stock price the fund is said to be trading at a discount.

DIVIDEND:                          Income generated by securities in a portfolio
                                   and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:             Shareholders  may elect to have all dividends
                                   and    distributions    of   capital    gains
                                   automatically   reinvested   into  additional
                                   shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. Government, however; they are backed by FHLMC's authority to borrow from the U.S. Government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. Government, however; they are backed by FNMA's authority to borrow from the U.S. Government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. Government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:             Securities  issued or  guaranteed by the U.S.
                                   Government,   or  one  of  its   agencies  or
                                   instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:          Mortgage   securities   including  CMBS  that
                                   receive only the interest  cash flows from an
                                   underlying   pool  of   mortgage   loans   or
                                   underlying  pass-through   securities.   Also
                                   known as a strip.

INVERSE-FLOATING RATE  MORTGAGE:   Mortgage instruments with coupons that adjust
                                   at periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                      Price per share of a security  trading in the
                                   secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:             A mortgage  dollar roll is a  transaction  in
                                   which   the   Trust   sells   mortgage-backed
                                   securities  for delivery in the current month
                                   and  simultaneously  contracts to  repurchase
                                   substantially similar (although not the same)
                                   securities on a specified future date. During
                                   the "roll" period, the Trust does not receive
                                   principal   and  interest   payments  on  the
                                   securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:            Mortgage-backed  securities  issued by Fannie
                                   Mae, Freddie Mac or Ginnie Mae.

NET ASSET  VALUE  (NAV):           Net asset value is the total  market value of
                                   all  securities  and other assets held by the
                                   Trust,    plus   income    accrued   on   its
                                   investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:         Mortgage  securities  that  receive  only the
                                   principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as strips.

PROJECT LOANS:                     Mortgages   for    multi-family,    low-   to
                                   middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                         Securities    issued   in   connection   with
                                   collateralized   mortgage   obligations  that
                                   generally represent the excess cash flow from
                                   the mortgage assets  underlying the CMO after
                                   payment  of  principal  and  interest  on the
                                   other    CMO     securities    and    related
                                   administrative expenses.

REVERSE REPURCHASE
AGREEMENTS:                        In a reverse repurchase agreement,  the Trust
                                   sells securities and agrees to repurchase them at a mutually agreed date and price.
                                   During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED
SECURITIES:                        Arrangements  in  which a pool of  assets  is
                                   separated   into  two  classes  that  receive
                                   different  proportions  of the  interest  and
                                   principal   distributions   from   underlying
                                   mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
-----------------------------------------------------------------------------------------------------------

                                                                               STOCK               MATURITY
                                                                               SYMBOL                DATE
                                                                               ------              --------
PERPETUAL TRUSTS
The BlackRock Income Trust Inc.                                                 BKT                   N/A
The BlackRock North American Government Income Trust Inc.                       BNA                   N/A
The BlackRock High Yield Trust                                                  BHY                   N/A

TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                                         BGT                  12/02
The BlackRock Investment Quality Term Trust Inc.                                BQT                  12/04
The BlackRock Advantage Term Trust Inc.                                         BAT                  12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                       BCT                  12/09


TAX-EXEMPT TRUSTS
-------------------------------------------------------------------------------------------------------------

                                                                               STOCK               MATURITY
PERPETUAL TRUSTS                                                               SYMBOL                DATE
                                                                               ------              --------
The BlackRock Investment Quality Municipal Trust Inc.                           BKN                   N/A
The BlackRock California Investment Quality Municipal Trust Inc.                RAA                   N/A
The BlackRock Florida Investment Quality Municipal Trust                        RFA                   N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.                RNJ                   N/A
The BlackRock New York Investment Quality Municipal Trust Inc.                  RNY                   N/A
The BlackRock Pennsylvania Strategic Municipal Trust                            BPS                   N/A
The BlackRock Strategic Municipal Trust                                         BSD                   N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                                  BMN                  12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                            BRM                  12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.                 BFC                  12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                         BRF                  12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                   BLN                  12/08
The BlackRock Insured Municipal Term Trust Inc.                                 BMT                  12/10






      IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------


      BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $202 billion of assets under management as of March 31, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the ten largest companies in the U.S. as determined by FORTUNE MAGAZINE, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and technology services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from BlackRock's headquarters in New York City, as well as offices in Wilmington, DE, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.









                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

-------------                                       ----------------------------
 BLACKROCK
-------------                                       ----------------------------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS                                          -------------
Ralph L. Schlosstein, PRESIDENT              THE   BLACKROCK
Scott Amero, VICE PRESIDENT                       -------------
Keith T. Anderson, VICE PRESIDENT            INCOME
Michael C. Huebsch, VICE PRESIDENT           TRUST INC.
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX          ===============================
Henry Gabbay, TREASURER                      SEMI-ANNUAL REPORT
James Kong, ASSISTANT TREASURER              APRIL 30, 2001
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

   The accompanying financial statements as of April 30, 2001 were not audited and accordingly, no opinion is expressed on them. This report is for shareholder information.

   This is not a prospectus intended for use in the purchase or sale of any securities.

            THE BLACKROCK INCOME TRUST INC.
    c/o Prudential Investments Fund Management LLC
                 Gateway Center Three
                  100 Mulberry Street
                 Newark, NJ 07102-4077
                    (800) 227-7BFM

[GRAPHIC] Printed on recycled paper          09247F-10-0    [GRAPHIC] BLACKROCK


     -------------
THE   BLACKROCK
     -------------
INCOME
TRUST INC.

===================================
SEMI-ANNUAL REPORT
APRIL 30, 2001


[GRAPHIC] BLACKROCK